SPOTLIGHT INNOVATION

SYMBOL **OTCQB: STLT**


Image credit: NICHD/S. Jeong

Advancing innovative and proprietary technologies designed to address unmet medical needs, with an emphasis on rare, emerging and neglected diseases

Corporate Presentation

Autumn 2016

SAFE HARBOR STATEMENT

Statements in this document that are not purely historical are forward-looking statements. Forward-looking statements in this document include statements regarding the Company's efforts to develop and commercialize its various technologies. Actual outcomes and actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as the inability to finance the planned development of the technologies, the inability to hire appropriate staff to develop the technologies, unforeseen technical difficulties in developing the technologies, the inability to obtain regulatory approval for human use, competitors' therapies proving to be more effective, cheaper or otherwise more preferable, the inability to market a product, all of which could, among other things, delay or prevent product release, as well as other factors expressed from time to time in Spotlight Innovation's periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this document should be read in conjunction with Spotlight Innovation's periodic filings with the SEC. The forward-looking statements contained herein are made only as of the date of this presentation and Spotlight Innovation undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

GOALS, OBJECTIVES AND STRATEGY

- Acquire intellectual property (IP) rights to innovative and proprietary medical technologies
- Target rare, neglected and emerging diseases with clear unmet medical needs
- Provide value-added development capability and funding to fulfill requirements for filing Investigational New Drug (IND) applications
- Commercialize technologies via:
    - Sale
    - Out-license
    - Strategic alliance



- Generate near-term revenue to support long-term product development programs

INVESTMENT HIGHLIGHTS

- A unique business model that involves targeting and acquiring novel and significant medical technologies prior to a substantial increase in valuation
- Current pipeline includes candidate products for four indications: cancer; pain management; Zika virus; Spinal Muscular Atrophy
- Experienced management team and Board
- Ability to provide value-added capabilities to accelerate commercialization
- Access to top-tier biotech and pharma partners for licensing, M&A or strategic partnerships



MARKET OPPORTUNITY

- Cancer – Worldwide
  - The global cancer/oncology drug market is at least $100 billion as of 2015, expected to reach $150 billion by 2020
  - There were approximately 14 million new cancer cases in 2012
- Cancer – United States
  - The U.S. accounts for approx. 45% of the worldwide market for oncology therapeutics
  - More than 15 million people with a history of cancer were alive in 2015
  - Approximately 1.7 million new cancer cases expected to be diagnosed in 2016

Sources:
IMS Health Study, http://www.imshealth.com/en/about-us/news/ims-health-study-global-market-for-cancer-treatments-grows-to-107-billion-in-2015-fueled-by-record-level-ofinnovation
American Cancer Society, http://www.cancer.org/acs/groups/content/@research/documents/document/acspc-044738.pdf
American Cancer Society, http://www.cancer.org/acs/groups/content/@research/documents/document/acspc-047079.pdf
American Cancer Society, http://www.cancer.org/acs/groups/content/@research/documents/document/acspc-048074.pdf
Markets and Markets, http://www.marketsandmarkets.com/PressReleases/contrast-media.asp

MARKET OPPORTUNITY (Cont'd)

- Pain Management
  - The global market for pain management drugs and devices is expected to reach $41 billion in 2017
  - Approximately 25 million American adults suffer from chronic pain
  - An estimated 1.5 billion people worldwide suffer from chronic pain
- Zika Virus
  - This emerging indication does not yet have reliable market data
- Spinal Muscular Atrophy (SMA)
  - Estimated incidence is 1 in 6,000 to 1 in 10,000 live births
  - If approved, SMA therapy Nusinersen (Biogen/Ionis) is projected to generate revenue of more than $450 million in the U.S. by the end of 2023

Sources:
BCC Research, http://www.bccresearch.com/market-research/healthcare/pain-management-drugs-devices-hlc026d.html
Journal of Pain, http://www.ncbi.nlm.nih.gov/pubmed/26028573
Global Industry Analysts, http://www.prweb.com/pdfdownload/8052240.pdf
Orphanet Journal of Rare Diseases https://ojrd.biomedcentral.com/articles/10.1186/1750-1172-6-71
Transparency Market Research http://www.transparencymarketresearch.com/pressrelease/spinal-muscular-atrophy-industry-htm

MARKET SNAPSHOT

Stock Symbol **OTCQB: STLT**	
State of Incorporation:	Nevada
As of 10/12/16	
Price:	$0.966
52 Week Range:	$0.335 - $1.22
Shares Outstanding:	20.8 Million
Market Cap:	$20.1 Million
Float:	2.9 Million

VALUE-ADDED CAPABILITIES

- Available capital to acquire IP rights and fund preclinical and/or early clinical development
- In-house capability to provide:
  - Development guidance
  - Regulatory expertise
  - Communications and public relations
- Collaboration with:
  - Global and U.S. pharmaceutical and biotechnology companies
  - Contract Research Organizations (CROs)
- Access to sources of non-dilutive financing:
  - Grants from SBIR, NIH, DoD, private foundations



CRITERIA FOR PRODUCT CANDIDATE SELECTION

- Novel compounds or existing drugs re-purposed for new indications
- Emphasis on rare, emerging and neglected diseases
- Whenever practical, candidates that may qualify for:
  - Fast track designation
  - Orphan drug designation
- Scientifically-renowned inventors who offer ongoing drug development guidance
- Indication-specific freedom-to-operate and intellectual property protection

RARE, EMERGING AND NEGLECTED INDICATIONS

- Spotlight Innovation targets:
  - Rare/orphan diseases
  - Emerging threats (e.g. Zika virus)
  - Neglected indications
- Potential benefits may include:
  - An accelerated path to market
  - Support from nonprofit advocacy groups
  - Scarcity of competition
  - Pricing leverage

SOURCES FOR PRODUCT CANDIDATES

- University and medical school technology transfer offices
- Companies that are:
  - Raising additional capital
  - Seeking partnerships or licensing agreements
  - Reprioritizing development activities
- Biotechnology incubators



PRODUCT DEVELOPMENT PROGRAMS

CANCER
Spotlight Innovation subsidiary Celtic Biotech Iowa is developing novel therapeutic products for the treatment of cancer. Derived from specialized receptor binding proteins found in snake venom, these product candidates have the potential to reduce treatment costs, increase survival, and improve quality-of-life for cancer patients.

PAIN MANAGEMENT
Spotlight Innovation subsidiary Caretta Therapeutics is developing and commercializing products, derived from cobra and rattlesnake venom, that have potential analgesic properties. The products are intended to be available as over-the-counter formulations.

ZIKA VIRUS (ZIKV)
Spotlight Innovation has entered into a Sponsored Research Agreement with Florida State University (FSU) to support research directed by FSU Prof. Hengli Tang aimed at developing safe and effective drugs to treat patients infected with Zika virus.

SPINAL MUSCULAR ATROPHY (SMA)
Spotlight Innovation has obtained an exclusive, worldwide license from Indiana University Research and Technology Corp. to commercialize STL-182, an orally-available small molecule that may have therapeutic potential for treating Spinal Muscular Atrophy.

CANCER DEVELOPMENT PROGRAM

CROTOXIN

- Crotoxin Phase I Part 1 clinical trials completed
- David Khayat, MD, PhD, FASCO, has been retained as Principal Investigator for Phase I Part 2 dose escalation study
  - Head of Department of Medical Oncology at Pitié-Salpêtrière Hospital
  - Board Member of American Society of Clinical Oncology (ASCO)
  - Appointed by then French President Jacques Chirac to lead formation and development of French National Cancer Control Plan
  - Former President of French National Cancer Institute
  - First President of French Federation of Medical Oncologists

PAIN MANAGEMENT DEVELOPMENT PROGRAM

- Approx. 25 million American adults experience chronic (daily) pain
- Caretta Therapeutics is exploring the commercialization of a product candidate that may have analgesic properties
  - Non-opioid
  - Non-addictive
  - Non-narcotic
  - Non-steroidal
- Product candidate has the potential to produce near-term revenue through international and domestic sales

ZIKA VIRUS DEVELOPMENT PROGRAM

- In early 2016, the World Health Organization (WHO) declared the ZIKV outbreak to be a "public health emergency of international concern"
- ZIKV can be spread by the bite of an infected Aedes species mosquito (*Ae. aegypti* and *Ae. Albopictus*)


Typical head size
Typical head size
Baby with Typical Head Size
Baby with Microcephaly
Baby with Severe Microcephaly

Image Credit: Centers for Disease Control and Prevention, National Center on Birth Defects and Developmental Disabilities

- ZIKV can be passed from a pregnant woman to her fetus
  - ZIKV infection in women can cause neurological birth defects, including microcephaly, a condition in which a child is born with an abnormally small head as a result of incomplete brain development
- No FDA approved vaccines or therapies exist

ZIKA VIRUS DEVELOPMENT PROGRAM (Cont'd)

- Sponsored Research Agreement with Florida State University
  - Supports research directed by Prof. Hengli Tang aimed at developing safe and effective drugs to treat patients infected with ZIKV

Prof. Hengli Tang, Ph.D.



Photo Courtesy Florida State University

- Professor, Department of Biological Science, Florida State University
- In August 2016, Prof. Tang co-authored a paper published in *Nature Medicine* that reported two classes of compounds: one that protects Zika virus-infected neural cells from programmed death, and another that directly inhibits Zika virus replication
- In March 2016, Prof. Tang co-authored a study published in the journal *Cell Stem Cell* that demonstrated for the first time the ability of ZIKV to target human embryonic cortical neural progenitor cells

SMA DEVELOPMENT PROGRAM

- Autosomal recessive disorder that is a leading genetic cause of death in infants and toddlers
- 1 in 40 to 1 in 50 adults have only a single intact spinal motor neuron 1 (SMN1) gene
- 1 in 6,000 to 1 in 10,000 newborns suffer from SMA
- Affected infants lose ability to sit, stand, walk, swallow, and/or breathe
- In 60% of cases, symptoms begin within six months of birth, and patients usually die before age two.
- No FDA approved treatment exists
- Orphan Drug Designation and/or Fast Track Status have been granted to some SMA therapies currently in development
- Strong patient advocacy community drives awareness and R&D

SMA DEVELOPMENT PROGRAM (Cont'd)

SELECTED SPINAL MUSCULAR ATROPHY DRUGS IN DEVELOPMENT

SPONSOR(S)	DRUG	ROA	MOA	STATUS
Biogen/Ionis	Nusinersen	Intrathecal	SMN2 splicing modifier	NDA
Roche	Olesoxime	Oral	Neuroprotective agent	Phase 2
Astellas/Cytokinetics	CK-107	Oral	Skeletal muscle troponin activator	Phase 2
Novartis	LMI070	Oral	SMN2 splicing modifier	Phase 1/2
AveXis	AVXS-101	Intravenous	Gene therapy	Phase 1
Roche/PTC Therapeutics	RG7800	Oral	SMN2 splicing modifier	Phase 1
Bioblast Pharma	BBrm02	Intrathecal	SMN2 read-through inducer	Preclinical
Spotlight Innovation	**STL-182**	**Oral**	**SMN protein stabilizer**	**Preclinical**

SMA DEVELOPMENT PROGRAM (Cont'd)

POTENTIAL BENEFITS OF NUSINERSEN SUCCESS

FDA approval and post-approval marketing of Nusinersen may:

- Validate commercial viability of SMA as an indication
- Increase public awareness of SMA
- Establish CPT code(s) and encourage reimbursement by insurers
- Justify routine newborn genetic screening for SMA
  - Identification of subjects for future clinical trial recruitment
  - Identification of patients for early therapeutic intervention
- Clarify regulatory pathway for approval of other SMA therapies

COMPANIES TARGETING RARE DISEASES

Company	Symbol	IPO	Market Cap
Shire	SHPG	1996	$57,480M
Alexion Pharmaceuticals	ALXN	1996	$28,270M
BioMarin Pharmaceutical	BMRN	1999	$16,440M
Intercept Pharmaceuticals	ICPT	2012	$3,620M
Sarepta Therapeutics	SRPT	2008	$3,320M
Ultragenyx Pharmaceutical	RARE	2014	$2,940M
Bluebird Bio	BLUE	2013	$2,730M
Spark Therapeutics	ONCE	2015	$1,940M
Amicus Therapeutics	FOLD	2007	$1,090M
AveXis	AVXS	2016	$1,020M
Raptor Pharmaceuticals	RPTP	2009	$770M

CORPORATE LEADERSHIP

Cristopher Grunewald | President and Chief Executive Officer

Founder and largest shareholder of Spotlight Innovation. A financial executive and entrepreneur with a background in the healthcare and biotechnology sectors. Involved in all stages of commercialization of healthcare IP developed by research institutions, including Emory University and the Instituto Butantan. Prior experience includes leading corporate development and operations projects and providing decision support for early stage companies. Military service with U.S. Marines, and training from the National Geospatial Intelligence Agency. B.S. from Iowa State University.

Bill Pim, CPA | Chief Financial Officer

Three decades of financial and business development experience with expertise in auditing, financial reporting, SEC compliance, strategic planning, risk management and M&A activity. Senior level financial positions with: Mark Seed Company; LearningRx; Adrian Carriers; Iowa Renewable Energy; Iowa Foundation for Medical Care; Heartland Express; and a startup biodiesel manufacturer. B.S. degree in Accounting from the University of Iowa.

Daniel Pettit | Vice President of Strategic Planning

Two decades of experience guiding the business development of public and private high-potential, high-growth small- to mid-sized companies across a variety of industries including financial services, banking, healthcare, insurance, telecommunications and real estate. Prior experience includes President and Founder of a full-service financial services firm, Vice President of Business Development for an asset management firm, and investor and partner in numerous business ventures. Graduate of Drake University with a B.S. in Business Administration and an M.B.A. in Finance.

SCIENTIFIC LEADERSHIP

Cassandra MacArthur | Senior Vice President of Regulatory Affairs and Compliance

Ms. MacArthur has thirty years of experience in basic research, biotech, biopharmaceuticals and medical devices, including the development of small molecules, biologics, proteins, peptides, oligonucleotides, diagnostics, and medical device products. She has directed numerous successful regulatory submissions including New Drug Applications (NDAs), Investigational New Drug (IND) applications, Biologics License Applications (BLAs), and Abbreviated New Drug Applications (ANDA). Ms. MacArthur has managed several domestic and international development projects including manufacturing sites for drug and oligonucleotide development, and an international anti-bioterrorism project. She began her career at the Salk Institute for Biological Studies and the Scripps Clinic for Biological Research, and has conducted research studies with several Nobel Laureates and a National Academy of Sciences member.

Geoffrey Laff, Ph.D. | Senior Vice President of Business Development

Dr. Laff earned his B.S. in Biology and Ph.D. in Molecular Cell Biology at Yale University, where he received the Sterling Prize Fellowship. He continued his training as a postdoctoral research scientist at Harvard Medical School. Dr. Laff's eclectic career in the life sciences has included venture capital finance, buy-side equity analysis, competitive intelligence, business development, market research, clinical trial administration, and medical communications. At a Boston-based venture capital fund, Dr. Laff sourced, vetted and managed investments in early-stage life sciences companies. In this role, he advised portfolio company executives on financial, strategic and technical matters and contributed actively to discussion and decision making at Board of Directors meetings. As a biotechnology analyst at several long/short equity hedge funds, he generated timely risk assessments and trading recommendations, mapped the competitive landscape for disease- and technology-specific markets, and conducted comprehensive due diligence to support his investment theses. Dr. Laff will act as a liaison between Spotlight Innovation and its Scientific Advisory Board, coordinating quarterly meetings and maintaining open lines of communication.

SCIENTIFIC LEADERSHIP (Cont'd)

Paul Reid, Ph.D. | Celtic Biotech Iowa, Inc.
Dr. Reid has extensive experience in new drug/product development and clinical trial design. Expertise includes therapeutic product development, regulatory and clinical affairs, and manufacturing. For over 20 years, Dr. Reid has pioneered the clinical study of neuroactive components from rattlesnake and cobra venoms. Dr. Reid has managed clinical studies throughout the United States and Europe using venom components as novel drug candidates for treating Adrenomyeloneuropathy (AMN), Cancer, Human Immunodeficiency Virus (HIV), and Multiple Sclerosis (MS). He has published over a dozen peer-reviewed articles on his research and has been awarded patents in the United States. Dr. Reid holds a BA in Microbiology from Trinity College, Ireland, and a PhD in Neurobiochemistry from Imperial College, England.

SCIENTIFIC ADVISORY BOARD

Prof. Hengli Tang, Ph.D. | Florida State University

We expect to add two members in the near future.

BOARD OF DIRECTORS

Cristopher Grunewald | President and Chief Executive Officer

John M. Krohn | Director

John M. Krohn is a Senior Financial Services Advisor with Principal Financial Group, a global investment management leader, offering retirement services, insurance solutions and asset management. Mr. Krohn is Spotlight Innovation's largest investor. He is also an investor in, and a board member of other companies. Prior experience includes Chief Financial Officer positions with two central Iowa companies, Vice President of Operations for Economy Data Products from 1994 to 1996, and Controller for Seneca Corporation, a Des Moines, IA-based petroleum services company from 1986 to 1994. Mr. Krohn is a registered investment advisor and holds Series 7, 63 and 65 licenses. He was inducted into the Principal Financial Group Agent Hall of Fame, and is the 2014 recipient of the Lifetime Achievement Award for life insurance production. Mr. Krohn, a CPA, is a 1981 graduate of the University of Iowa with a degree in Accounting.

Craig A. Lang | Director

Craig A. Lang is President of The Prairie Strategy Group, a policy, communication and logistics consulting company focused on the worldwide need for affordable food and energy. He is also President of Windward Iowa, an organization advocating for clean wind energy and the advancement and modernization of electric transmission lines across the United States. From 2001 to 2011 he was Chairman of the Board of FBL Financial, an insurance and annuity company, focusing on markets in the Midwest and Western states. From 2005 to 2009 Mr. Lang was the Lead Director and Chair of the Compensation Committee of Iowa Telecom, a telecommunication business providing innovating and cutting-edge connections in Iowa and Minnesota. From 2001 to 2011 he was President of the Iowa Farm Bureau Federation, Iowa's largest general farm organization. From 2008 to 2013 Mr. Lang served as a board member of, and from 2011 to 2013, as President of, the Board of Regents of the State of Iowa, a group which governs five public educational institutions in the State. Prior to this, Mr. Lang was Chairman of the Board of Iowa's Grow Values Fund, a $100 million seed fund program supported by Iowa Economic Development designed to create economic activity and high paying jobs. Mr. Lang received a Bachelors of Science degree from Iowa State University in 1973.

OUTSIDE PROFESSIONALS

GENERAL COUNSEL	BrownWinick 666 Grand Avenue, Suite 2000 Ruan Center, Des Moines, IA 50309
SECURITIES COUNSEL	JMS Law Group 998C Old Country Road, #233 Plainview, NY 11803
INTELLECTUAL PROPERTY COUNSEL	Davis Brown Law Firm 215 10th Street, Ste. 1300 Des Moines, IA 50309
INVESTOR RELATIONS	IRTH Communications, LLC 401 Wilshire Blvd, 12th Floor, #111 Santa Monica, CA 90401
AUDITORS	GBH CPAs, PC 6002 Rogerdale Road, Suite 500 Houston, Texas 77072

CONTACT

Geoffrey Laff, Ph.D.
Senior Vice President of Business Development
Geoffrey.Laff@SpotlightInnovation.com
Direct: 917-605-2725

Daniel Pettit
Vice President of Strategic Planning
Daniel.Pettit@SpotlightInnovation.com
Direct: 515-250-8767

Main Office: 515-274-9087
www.spotlightinnovation.com